                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly  Report of Enclaves  Group,  Inc. (the
"Company") on Form 10-QSB for the period ended September 30, 2006, as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Mark D. MacFarlane,  Chief Operating  Officer and acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

         (2) The  information  contained in the Report fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

     Dated: November 16, 2006                   /s/ Mark D. MacFarlane
                                        ----------------------------------------
                                                    Mark D. MacFarlane
                                        Chief Operating Officer and acting Chief
                                                    Financial Officer

A signed  original of this  certification  has been  provided to the Company and will be retained by the Company and  furnished  to the  Securities  and Exchange
Commission or its staff upon request.